Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2014
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2013	2014
	$	$
Furniture, fixtures and equipment	10,631,922	11,892,101
Leasehold improvements	3,784,747	4,976,638
Buildings	766,994	763,240
Motor vehicles	1,503,273	1,806,268

Total	16,686,936	19,438,247
Accumulated depreciation	(9,659,234)	(12,279,467)

Property and equipment, net	7,027,702	7,158,780